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                                                                   Exhibit 10.16


                               FIRST AMENDMENT TO
                             AT HOLDINGS CORPORATION
                       SUPPLEMENTAL STOCKHOLDERS AGREEMENT

          THIS FIRST AMENDMENT TO AT HOLDINGS CORPORATION SUPPLEMENTAL STOCKHOLDERS AGREEMENT (this "First Amendment"), dated as of July 18, 1997, is made by and among AT Holdings Corporation, a Delaware corporation (the "Corporation"), Argo- Tech Corporation, a Delaware corporation ("Argo-Tech"), and Key Trust Company of Ohio, N.A. (which was substituted for Society National Bank, a national banking association pursuant to Ohio Revised Code 1109.021) in its capacity as Trustee (the "Trustee") under the Argo-Tech Corporation Employee Stock Ownership Plan and Trust Agreement (the "Argo-Tech ESOP").

                                    RECITALS
                                    --------

          A. The Corporation, Argo-Tech and the Trustee, on behalf of the Argo-Tech ESOP, entered into that certain AT Holdings Corporation Supplemental Stockholders Agreement, dated as of May 17, 1994 (the "Stockholders Agreement");

          B. The Corporation, Argo-Tech and the Trustee have agreed to amend the Stockholders Agreement to (i) reflect AT Holdings LLC's ("ATLLC") acquisition from YC International, Inc. ("Yamada") of certain shares of common stock of the Corporation and ATLLC's assumption of certain rights of Yamada under the Corporation's 1994 Stockholders Agreement and the Supplemental Stockholders Agreement, and (ii) facilitate the corporate restructuring of the Corporation's subsidiaries.

          NOW, THEREFORE, in consideration of the premises and the terms and conditions herein contained, the parties hereto hereby agree as follows:

                                    AGREEMENT
                                    ---------

                                    SECTION 1
                                   DEFINITIONS
                                   -----------

          1.1 CERTAIN DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein have the meanings given to them in the Stockholders Agreement.

                                    SECTION 2
                      AMENDMENTS TO STOCKHOLDERS AGREEMENT
                      ------------------------------------

          2.1 DEFINITIONS. Article I of the Stockholders Agreement is hereby amended and supplemented by the addition of




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the following definitions in proper alphabetical order, which read as follows:

          "Argo-Tech Corporation (Aftermarket)" means Argo-Tech Corporation (Aftermarket), a Delaware corporation and a wholly-owned subsidiary of Argo-Tech.

          "Argo-Tech Corporation (OEM)" means Argo-Tech Corporation (OEM), a Delaware corporation and a wholly-owned subsidiary of Argo-Tech.

          "Old Argo-Tech" means Argo-Tech Corporation (HBP), a Delaware corporation formerly known as Argo-Tech Corporation.

          "Operating Subsidiaries" means, collectively, Old Argo-Tech, Argo-Tech Corporation (Aftermarket) and Argo-Tech Corporation (OEM).

          2.2 AMENDED PROVISIONS. The following sections of the Stockholders Agreement are hereby amended as follows:

          (a) Section 1.01 is amended by the insertion of "ATLLC," after "Yamada" in line four thereof and the insertion of "or ATLLC" after "Affiliates of Yamada" in line four thereof.

          (b) Section 1.02 is amended by insertion of "ATLLC," after "Yamada" in line four thereof and the insertion of "or ATLLC" after "Affiliates of Yamada" in line five thereof.

          (c) Section 1.04 is amended by the insertion of (i) "or ATLLC" after "Yamada" in lines sixteen and eighteen (twice) thereof, and (ii) "or any of the Operating Subsidiaries" after "Argo-Tech" in lines fifteen and twenty thereof.

          (d) Section 1.20 is hereby deleted.

          (e) Section 2.01 is amended by the deletion of the "Restated" from the third line thereof and the insertion after "Agreement" in line five thereof of the following: "and the by-laws of each Operating Subsidiary shall be as set forth in Exhibits 2.01C, 2.01D and 2.01E, respectively, to this Agreement".

          (f) Section 2.02 is amended by the insertion after "Agreement" in line six thereof of the following: "and the Certificate of Incorporation of each Operating Subsidiary shall be as set forth in Exhibits 2.02C, 2.02D and 2.02E, respectively, to this Agreement".




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          (g) Section 2.03 is amended by the deletion of such section in its entirety and the substitution of the following in its place:

                    "Section 2.03. SHARE CAPITAL; OWNERSHIP. (a) On the date of the First Amendment, the issued and outstanding share capital of the Corporation shall consist of:

                    (i) Six Hundred Forty-Six Thousand Nine Hundred Thirty-Three
               (646,933) shares of Class A Common Stock;

                    (ii) Six Hundred Eighty-Nine Thousand (689,000) shares of
               Class B Common Stock;

                    (iii) Twenty-Seven Thousand Five Hundred Sixty (27,560)
               shares of Class C Common Stock; and

                    (iv) [intentionally omitted]

          The terms of the Class A Common Stock, the Class B Common Stock, the Class C Common Stock, and Class D Common Stock are as provided in the Restated Certificate of Incorporation of the Corporation annexed hereto in Exhibit 2.02A to this Agreement.

               (b) On the date of the First Amendment, the issued and outstanding shares of capital stock of the Corporation are owned as follows:

                    (i) [intentionally omitted]

                    (ii) ATLLC owns (A) Twenty Thousand (20,000) shares of Class
               A Common Stock, (B) Six Hundred Fourteen Thousand (614,000) shares of Class B Common Stock, and (C) Twenty-Seven Thousand Five Hundred Sixty (27,560) shares of Class C Common Stock;

                    (iii) Yamada owns Seventy-Five Thousand (75,000) shares of
               Class B Common Stock;

                    (iv) Sunhorizon owns One Hundred Twenty-Nine Thousand Four
               Hundred Two (129,402) shares of Class A Common Stock;

                    (v) the Management Stockholders in the aggregate own
               Sixty-Five Thousand Fifty-Nine (65,059) shares of Class A Common Stock;




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                    (vi) the Outside Directors in the aggregate own Six Thousand
               Sixty-Two (6,062) shares of Class A Common Stock;

                    (vii) the Trustee owns Four Hundred Sixteen Thousand One
               Hundred Sixty-Three (416,163) shares of Class A Common Stock; and

                    (viii) Argo-Tech owns Ten Thousand Two Hundred Forty-Seven
               (10,247) shares of Class A Common Stock.

          In addition, Six Thousand Six Hundred Fifteen (6,615) shares of Class A Common Stock in the aggregate shall be reserved for issuance (x) pursuant to the Argo-Tech Corporation 1991 Management Incentive Stock Option Plan and any future Argo-Tech employee benefit plans, (y) to new Outside Directors, and (z) to new members of the management of Argo-Tech or the Operating Subsidiaries and Twenty-Eight Thousand (28,000) shares of Class A Common Stock shall have been reserved for issuance pursuant to the Argo-Tech Corporation 1997 Management Stock Option Plan. Furthermore, Thirty-Four Thousand Four Hundred Fifty (34,450) shares of Class D Common Stock in the aggregate have been reserved for issuance upon the exercise of outstanding stock options granted pursuant to the Argo-Tech Corporation 1991 Performance Stock Option Plan.

               (c) ATLLC or any Affiliate thereof shall, upon written request to the Corporation, have the right to exchange the shares of Class C Common Stock for an equal number of shares of Class B Common Stock, and the Corporation, upon receipt of such request, shall take any and all such corporate actions as may be required to permit ATLLC to exchange such shares of Class C Common Stock for an equal number of shares of Class B Common Stock and shall promptly thereafter execute such exchange. The Stockholders hereby agree that they each shall take any and all action that may be required at the time in order for the Corporation to effect its obligations under this Section 2.03(c), including but not limited to agreeing to amend the Restated Certificate of Incorporation of the Corporation."

          (h) Section 3.02 is amended by the insertion of ", AS AMENDED," after "MAY 17, 1994" in lines five and seven thereof.




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          (i) Section 4.01 is amended by the insertion of "ATLLC," after
     "Yamada" in lines two and twenty thereof and "or ATLLC" after "Yamada" in lines ten and eleven thereof.

          (j) Section 4.02 is amended by insertion of "or ATLLC" after "Yamada" in line sixteen thereof.

          (k) Section 4.03(b) is amended by insertion of "or ATLLC" after "Yamada" in line eight thereof.

          (l) Section 6.02(a) is amended by (i) deletion of "Yamada" in lines three and twenty-two thereof and the substitution therefor of "ATLLC", and
     (ii) the insertion of "or any of the Operating Subsidiaries" after "Argo-Tech" in line thirty-one thereof.

          (m) Section 6.02(b) is amended by deletion of "Yamada" in line seven thereof and the substitution therefor of "ATLLC".

          (n) Section 6.03 is amended by deletion of "Yamada" in line two thereof and the substitution therefor of "ATLLC".

          (o) Section 6.05 is amended by deletion of "Yamada" in lines fifteen and twenty thereof and the substitution therefor of "ATLLC".

          (p) Section 6.06 is amended by deletion of "Yamada" in line twenty-four thereof and the substitution therefor of "ATLLC".

          (q) Section 7.07 is amended by the insertion of "and the Operating Subsidiaries" after "Argo-Tech" in line six thereof.

          (r) Section 7.08(a) is amended by the insertion of "or any of the Operating Subsidiaries" after "Argo-Tech" in line three and line four (twice) thereof.

          (s) Section 7.08(b) is amended by the insertion of "or any of the Operating Subsidiaries" after "Argo-Tech" in line two of clause (ii) and line three of clause (iii) thereof.

          2.3 AMENDED EXHIBITS.

          (a) The Restated By-Laws of Argo-Tech Corporation (now known as Argo-Tech Corporation (HBP)) attached to the Stockholders Agreement as
     Exhibit 2.01A are hereby deleted and replaced by the By-Laws of Argo-Tech Corporation (formerly known as Argo-Holdings, Inc.) attached hereto as Exhibit A and the By-laws of Argo-Tech Corporation




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     (Aftermarket), Argo-Tech Corporation (OEM) and Argo-Tech Corporation (HBP)
     are attached hereto as Exhibits B, C and D, respectively.

          (b) The Restated Certificate of Incorporation of Argo- Tech Corporation (now known as Argo-Tech Corporation (HBP)) attached to the Stockholders Agreement as Exhibit 2.02A is hereby deleted and replaced by the Certificate of Incorporation of Argo-Tech Corporation (formerly known as Argo-Holdings, Inc.) attached hereto as Exhibit E and the Certificates of Incorporation of Argo-Tech Corporation (Aftermarket), Argo-Tech Corporation (OEM) and Argo-Tech Corporation (HBP) are attached hereto as Exhibits F, G and H, respectively.

                                    SECTION 3
                                  MISCELLANEOUS
                                  -------------

          3.1 EFFECT OF FIRST AMENDMENT. Except as specifically provided herein, this First Amendment does not in any way waive, amend, modify, affect or impair the terms and conditions of the Stockholders Agreement and all terms and conditions of the Stockholders Agreement are to remain in full force and effect unless otherwise specifically amended, waived or changed pursuant to this First Amendment.

          On and after the date hereof, each reference in the Stockholders Agreement to "this Agreement", "hereunder," "hereof," "herein" or words of like import referring to the Stockholders Agreement shall mean and be a reference to the Stockholders Agreement as amended by the First Amendment.

          This First Amendment constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, representations or other arrangements, whether express or implied, written or oral, of the parties in connection therewith except to the extent expressly incorporated or specifically referred to herein.

          3.2 COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.




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          3.3 GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.






                      [Remainder Left Intentionally Blank]




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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                            AT HOLDINGS CORPORATION

                                                /s/ Paul R. Keen
                                            By:_________________________
                                               Name: Paul R. Keen
                                               Title: Vice President

                                            ARGO-TECH CORPORATION

                                                /s/ Yoichi Fujiki
                                            By:_________________________
                                               Name: Yoichi Fujiki
                                               Title: Vice President

                                            KEY TRUST COMPANY OF OHIO, N.A., IN
                                            ITS CAPACITY AS TRUSTEE UNDER THE
                                            ARGO-TECH CORPORATION EMPLOYEE
                                            STOCK OWNERSHIP PLAN AND TRUST

                                                /s/ M. A. Meyer
                                            By:_________________________
                                               Name: M. A. Meyer
                                               Title: Vice President

                                                /s/ Judith A. Pesta
                                            By:_________________________
                                               Name: Judith A. Pesta
                                               Title: Asst. Vice President